                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)

                              INFORMATION REQUIRED
                               IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[X]  Definitive Proxy Statement.              [ ]  CONFIDENTIAL, FOR USE OF THE
[ ]  Definitive Additional Materials.              COMMISSION ONLY (AS PERMITTED
[ ]  Soliciting Material under Rule 14a-12         BY RULE 14a-6(e)(2))

               CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------

                                 [CALAMOS LOGO]

                      CALAMOS(R) CONVERTIBLE OPPORTUNITIES
                                AND INCOME FUND
                           CALAMOS(R) CONVERTIBLE AND
                                HIGH INCOME FUND
                           1111 EAST WARRENVILLE ROAD
                        NAPERVILLE, ILLINOIS 60563-1493
                                 1-800-582-6959

                                                                    May 25, 2004

Dear Shareholder:

      You are cordially invited to attend the joint annual meeting of shareholders of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND and CALAMOS CONVERTIBLE AND HIGH INCOME FUND, which will be held on Friday, June 25, 2004 at 8:00 a.m., Central time, in the Conference Room on the first floor of the offices of Calamos Asset Management, Inc., each Fund's investment adviser, 1111 East Warrenville Road, Naperville, Illinois.

      The matter scheduled for consideration at the meeting is the election of two trustees of each Fund named in the attached joint proxy statement to serve for a three-year term or until his successor shall have been duly elected and qualified, as more fully discussed in the proxy statement.

      Enclosed with this letter are answers to questions you may have about the proposal, the formal notice of the meeting, and the proxy statement, which gives detailed information about the proposal and why the board recommends that you vote to approve it. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-800-582-6959.

      Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

                                          Sincerely,

                                          /s/ John P. Calamos
                                          John P. Calamos
                                          Trustee and President

                                 [CALAMOS LOGO]

                      CALAMOS(R) CONVERTIBLE OPPORTUNITIES
                                AND INCOME FUND
                           CALAMOS(R) CONVERTIBLE AND
                                HIGH INCOME FUND
                      ANSWERS TO SOME IMPORTANT QUESTIONS

Q.  WHAT AM I BEING ASKED TO VOTE "FOR" ON THIS PROXY?

    A. This proxy contains one proposal for each Fund, the election of two trustees. The holders of the preferred shares of each Fund, voting as a separate class, will vote to elect one trustee as a representative of the holders of the preferred shares of such Fund. Holders of the common shares and holders of the preferred shares of each Fund will vote together, as a single class, to elect one trustee not designated to represent a particular class. Shareholders of each Fund may also transact such other business as may properly come before the meeting.

Q.  HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

    A. The trustees of each Fund unanimously recommend that you vote "FOR" the nominees on the enclosed proxy card(s).

Q.  HOW CAN I VOTE?

    A. Details about voting can be found in the proxy statement under the heading "More Information about the Meeting -- How to Vote."

      You can vote by completing, signing and dating your proxy card, and mailing it in the enclosed envelope.

      You also may vote in person if you are able to attend the meeting. However, even if you plan to attend, we urge you to cast your vote by mail. That will ensure that your vote is counted, should your plans change.

        THIS INFORMATION SUMMARIZES INFORMATION THAT IS INCLUDED IN MORE DETAIL IN THE PROXY STATEMENT. WE URGE YOU TO READ THE PROXY STATEMENT
                                   CAREFULLY.

                  IF YOU HAVE QUESTIONS, CALL 1-800-582-6959.

                    CALAMOS(R) CONVERTIBLE OPPORTUNITIES AND

                                  INCOME FUND

                           CALAMOS(R) CONVERTIBLE AND

                                HIGH INCOME FUND
                           1111 EAST WARRENVILLE ROAD
                        NAPERVILLE, ILLINOIS 60563-1493
                                 1-800-582-6959

                 NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 25, 2004

      A joint annual meeting of shareholders of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND and CALAMOS CONVERTIBLE AND HIGH INCOME FUND will be held in the Conference Room on the first floor of the offices of Calamos Asset Management, Inc., each Fund's investment adviser, 1111 East Warrenville Road, Naperville, Illinois, at 8:00 a.m., Central time, on Friday, June 25, 2004. At the meeting, shareholders will be asked to vote to elect two trustees of each Fund, to serve for a three-year term or until his successor shall have been duly elected and qualified. Holders of the preferred shares of each Fund, voting as a separate class, will vote to elect one trustee designated to represent the holders of the preferred shares of such Fund. Holders of the common shares and holders of the preferred shares of each Fund will vote together, as a single class, to elect one trustee not designated to represent a particular class. Shareholders may also transact any other business that properly comes before the meeting.

      Shareholders of record as of the close of business on May 5, 2004 are entitled to notice of and to vote at the meeting (or any adjournment of the meeting).
                                          By Order of the Board of Trustees
                                          of each Fund,
                                          James S. Hamman, Jr.
                                          Secretary

May 25, 2004
Naperville, Illinois
                    PLEASE COMPLETE AND RETURN THE ENCLOSED
                 PROXY CARD(S) WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. YOU MAY STILL VOTE IN
                       PERSON IF YOU ATTEND THE MEETING.

                    CALAMOS(R) CONVERTIBLE OPPORTUNITIES AND

                                  INCOME FUND

                           CALAMOS(R) CONVERTIBLE AND

                                HIGH INCOME FUND
                           1111 EAST WARRENVILLE ROAD
                        NAPERVILLE, ILLINOIS 60563-1493
                                 1-800-582-6959

                             JOINT PROXY STATEMENT

                      JOINT ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 25, 2004

      This joint proxy statement is being sent to you by the board of trustees of each of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND ("CHI") and CALAMOS CONVERTIBLE AND HIGH INCOME FUND ("CHY"). The board is asking you to complete and return the enclosed proxy card(s), permitting your shares of the Funds to be voted at the joint meeting of shareholders called to be held on June 25, 2004. Shareholders of record at the close of business on May 5, 2004 (called the "record date") are entitled to vote at the meeting. You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share. This joint proxy statement and enclosed proxy are first being mailed to shareholders on or about May 25, 2004. The board of each Fund has determined that the use of this joint proxy statement for each annual meeting is in the best interest of each Fund and its shareholders in light of the matters being considered and voted on by the shareholders.

      You should have received your Fund's annual report to shareholders for the fiscal year ended October 31, 2003. IF YOU WOULD LIKE ANOTHER COPY OF THE ANNUAL REPORT (OR THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY), PLEASE WRITE TO OR CALL THE FUND AT THE ADDRESS OR TELEPHONE NUMBER SHOWN AT THE TOP OF THIS PAGE. THE REPORT WILL BE SENT TO YOU WITHOUT CHARGE.

      CALAMOS ASSET MANAGEMENT, INC., each Fund's investment adviser, is referred to as "CAM." CAM is a wholly-owned subsidiary of CALAMOS HOLDINGS, INC. ("CH"), which is controlled by John P. Calamos, who has been engaged in the investment advisory business since 1977. As of April 30, 2004, CAM managed approximately $28.8 billion in assets of individuals and institutions. The Funds and CAM may be contacted at the same address, above.

                              ELECTION OF TRUSTEES

      Two trustees are to be elected to the board of each Fund. The nominees are Nick P. Calamos and Stephen B. Timbers, who are currently trustees.

      The persons named on the accompanying proxy card(s) intend to vote at the meeting (unless otherwise directed) FOR the election of the two nominees named below as trustees of the Funds. Currently there are seven trustees. In accordance with each Fund's Agreement and Declaration of Trust, its board of trustees is divided into three classes of approximately equal size. The terms of the trustees of the different classes are staggered. The terms of Nick P. Calamos and Stephen B. Timbers will expire at the annual meeting of shareholders in 2004. The terms of John P. Calamos, Weston W. Marsh and William R. Rybak expire on the date of the 2005 annual meeting and the terms of Joe F. Hanauer and John E. Neal expire on the date of the 2006 annual meeting.

      The holders of preferred shares of each Fund will have equal voting rights with the holders of common shares (i.e., one vote per share). Stephen B. Timbers has been nominated for election as a trustee designated to represent the holders of the preferred shares of each Fund. The vote of a plurality of the preferred shares of each Fund is required to elect the representative of the preferred shares. Nick P. Calamos has been nominated for election as a trustee to represent all shareholders. The vote of a plurality of the preferred shares and the common shares of each Fund, voting together as a single class, is required to elect the representative of all shareholders.

      The nominees for election at the 2004 annual meeting currently serve as trustees and were unanimously nominated by each board of trustees and, in the case of Mr. Timbers, also by the governance committee of each board, which is comprised solely of "non-interested" trustees. A non-interested trustee recommended Mr. Timbers as a candidate for the governance committee's consideration.

      If elected, each trustee will hold office until the 2007 annual meeting or until his successor is duly elected and qualified. If a nominee is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the board of trustees.

      The following table sets forth each trustee's position(s) with each Fund, age, principal occupation during the past five years, other
 2
directorships, and the date on which he first became a trustee of the Funds.

NOMINEE FOR ELECTION AT THE MEETING WHO IS AN INTERESTED PERSON OF EITHER FUND:

                                               NUMBER OF
                      POSITION(S) HELD WITH  PORTFOLIOS IN
                        THE FUND AND DATE    FUND COMPLEX      PRINCIPAL OCCUPATION(S)
NAME AND AGE AT         FIRST ELECTED OR      OVERSEEN BY   DURING PAST 5 YEARS AND OTHER
MARCH 1, 2004          APPOINTED TO OFFICE      TRUSTEE          DIRECTORSHIPS HELD
Nick P. Calamos, 42*  Trustee and Vice            12        Senior Executive Vice
                      President (of CHI                       President, CH, CAM and
                      since 2002 and CHY                      Calamos Financial Services,
                      since 2003)                             Inc. ('CFS')

NOMINEE FOR ELECTION AT THE MEETING WHO IS NOT AN INTERESTED PERSON OF EITHER
FUND:

                                                 NUMBER OF
                        POSITION(S) HELD WITH  PORTFOLIOS IN
                          THE FUND AND DATE    FUND COMPLEX      PRINCIPAL OCCUPATION(S)
NAME AND AGE AT           FIRST ELECTED OR      OVERSEEN BY   DURING PAST 5 YEARS AND OTHER
MARCH 1, 2004            APPOINTED TO OFFICE      TRUSTEE          DIRECTORSHIPS HELD
Stephen B. Timbers, 59  Trustee                     12        Retired Private Investor;
                        (since 2004)                            formerly President and
                                                                Chief Executive Officer,
                                                                Northern Trust Investments,
                                                                N.A. (investment manager);
                                                                formerly President,
                                                                Northern Trust Global
                                                                Investments, a division of
                                                                Northern Trust Corporation
                                                                and Executive Vice
                                                                President, The Northern
                                                                Trust Company (bank and
                                                                trust company); Trustee,
                                                                Northern Mutual Fund
                                                                Complex (registered
                                                                investment companies)

REMAINING TRUSTEES WHO ARE INTERESTED PERSONS OF EITHER FUND:

                                                    NUMBER OF
                           POSITION(S) HELD WITH  PORTFOLIOS IN
                             THE FUND AND DATE    FUND COMPLEX      PRINCIPAL OCCUPATION(S)
NAME AND AGE AT              FIRST ELECTED OR      OVERSEEN BY   DURING PAST 5 YEARS AND OTHER
MARCH 1, 2004               APPOINTED TO OFFICE      TRUSTEE          DIRECTORSHIPS HELD
John P. Calamos, Sr., 63*  Trustee and President       12        President and CEO, CH, CAM
                             (of CHI since 2002                    and CFS
                             and CHY since 2003)

REMAINING TRUSTEES WHO ARE NOT INTERESTED PERSONS OF EITHER FUND:

                                               NUMBER OF
                      POSITION(S) HELD WITH  PORTFOLIOS IN
                        THE FUND AND DATE    FUND COMPLEX      PRINCIPAL OCCUPATION(S)
NAME AND AGE AT         FIRST ELECTED OR      OVERSEEN BY   DURING PAST 5 YEARS AND OTHER
MARCH 1, 2004          APPOINTED TO OFFICE      TRUSTEE          DIRECTORSHIPS HELD
Joe F. Hanauer, 66    Trustee (of CHI since       12        Director, MAF Bancorp
                        2002 and CHY since                    (banking); Chairman and
                        2003)                                 Director, Homestore.com,
                                                              Inc., (Internet provider of
                                                              real estate information and
                                                              products); Director,
                                                              Combined Investments, L.P.
                                                              (investment management)
Weston W. Marsh, 53   Trustee (of CHI since       12        Partner, Freeborn & Peters
                        2002 and CHY since                    (law firm)
                        2003)
John E. Neal, 53      Trustee (of CHI since       12        Managing Director, Bank One
                        2002 and CHY since                    Capital Markets, Inc.
                        2003)                                 (investment banking) (since
                                                              2000); Executive Vice
                                                              President and Head of Real
                                                              Estate Department, Bank
                                                              One, prior thereto;
                                                              Director, The Brickman
                                                              Group, Ltd.

William R. Rybak, 53  Trustee (of CHI since       12        Retired Private Investor;
                        2002 and CHY since                    formerly Executive Vice
                        2003)                                 President and Chief
                                                              Financial Officer, Van
                                                              Kampen Investments, Inc.
                                                              (investment manager);
                                                              Director, Howe Barnes
                                                              Investments; Director,
                                                              PrivateBancorp., Inc.

* Messrs. John Calamos and Nick Calamos are trustees who are "interested persons" of the Funds as defined in the Investment Company Act of 1940 (the "1940 Act") because they are affiliates of CAM and CFS. Nick Calamos is a nephew of John Calamos.

      The address of each of the trustees is 1111 East Warrenville Road, Naperville, Illinois 60563-1493.

      OFFICERS. Messrs. John Calamos and Nick Calamos are president and vice president, respectively, of each Fund. The preceding table gives more information about Messrs. John Calamos and Nick Calamos. The following table sets forth each other officer's name, position with the Funds, age, principal occupation during the past five years, and the date on which he first became an officer of the Funds. Each officer serves until his successor is chosen and qualified or until his resignation or removal by the board of trustees.

                           POSITION(S) HELD WITH THE
NAME AND AGE AT           FUND AND DATE FIRST ELECTED      PRINCIPAL OCCUPATION(S)
MARCH 1, 2004               OR APPOINTED TO OFFICE           DURING PAST 5 YEARS
Nimish S. Bhatt, 40       Treasurer (since 2004)       Senior Vice President and
                                                         Director of Operations, CAM
                                                         since 2004; Senior Vice
                                                         President, Alternative
                                                         Investments and Tax Services
                                                         of BISYS, prior thereto
Patrick H. Dudasik, 48    Vice President (of CHI       Executive Vice President, Chief
                            since 2002 and CHY since     Financial Officer and
                            2003)                        Administrative Officer, and
                                                         Treasurer of CH, CAM and CFS,
                                                         since 2001; Chief Financial
                                                         Officer, David Gomez and
                                                         Associates, Inc., 1998-2001;
                                                         and Chief Financial Officer,
                                                         Scudder Kemper Investments,
                                                         Inc. prior thereto
James S. Hamman, Jr., 34  Secretary (of CHI since      Executive Vice President and
                            2002 and CHY since 2003)     General Counsel, CH, CAM and
                                                         CFS
Jeff Lotito, 32           Assistant Treasurer (of CHI  Operations Supervisor, CAM,
                            since 2002 and CHY since     since 2000; Manager -- Fund
                            2003)                        Administration, Van Kampen
                                                         Investments, Inc. (investment
                                                         management), prior thereto
Ian J. McPheron, 32       Assistant Secretary          Associate Counsel and Director
                            (since 2003)                 of Compliance, CAM and CFS,
                                                         since 2002; Associate,
                                                         Gardner, Carton & Douglas (law
                                                         firm), 2002; Vice President,
                                                         Associate General Counsel and
                                                         Assistant Secretary, Van
                                                         Kampen Investments, Inc.
                                                         2000-2002; Associate, Wildman,
                                                         Harrold, Allen & Dixon (law
                                                         firm), prior thereto

      The address of each officer is 1111 East Warrenville Road, Naperville, Illinois 60563-1493.

      COMMITTEES OF THE BOARD OF TRUSTEES. Each Fund's board of trustees currently has three standing committees:

      - Executive Committee. Messrs. John Calamos and Nick Calamos are members of each executive committee, which has authority during intervals between meetings of the board of trustees to exercise the powers of the board, with certain exceptions.

      - Audit Committee. Messrs. Hanauer, Neal, Rybak and Timbers serve on each audit committee. The audit committee operates under a written charter adopted and approved by the board, which is attached hereto as Appendix A and will be attached every third year going forward. The audit committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors' performance, reviews the results of the Fund's audit, determines whether to recommend to the board that the Fund's audited financial statements be included in the Fund's annual report and responds to other matters deemed appropriate by the board. Each committee member is "independent" as defined by the New York Stock Exchange.

      - Governance Committee. Messrs. Hanauer, Neal, Rybak and Timbers serve on each governance committee. The governance committee operates under a written charter adopted and approved by the board, which is attached hereto as Appendix B and will be attached every third year going forward. The governance committee oversees the independence and effective functioning of the board of trustees and endeavors to be informed about good practices for mutual fund boards. The governance committee also functions as a nominating committee by making recommendations to the board of trustees regarding candidates for election as non-interested trustees. In making such recommendations, the governance committee considers a number of factors, including a candidate's background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the written charter. Any prospective candidate is interviewed by the trustees, and references are checked. The governance committee does not have a policy to consider shareholder recommendations regarding candidates for election as trustees. The committee determined that it is appropriate not to have a policy to consider shareholder recommendations because the current process of identifying and recommending potential candidates is sufficient to ensure a knowledgable and independent board. Each committee member is "independent" as defined by the New York Stock Exchange.

      In addition to the above committees, the board of trustees of each Fund has appointed and oversees a pricing committee comprised of officers of the Fund and employees of CAM.

      The following table shows the number of meetings held for each Fund during the fiscal year ended October 31, 2003:

                                                              CHI   CHY
Board of Trustees                                              6     4
Executive Committee                                           12     3
Audit Committee                                                4     3
Governance Committee                                           1     1

      All of the trustees and committee members then serving attended at least 75% of the meetings of the board of trustees and applicable committees held during the fiscal year.

      TRUSTEE COMPENSATION. The Funds do not compensate any of the trustees who are affiliated persons of CAM. The following table sets forth certain information with respect to the compensation paid by the Funds and the Fund Complex during the periods indicated to each of the current trustees.

                                CHI                    CHY                FUND COMPLEX*
NAME                   10/31/02 -- 10/31/03+   3/12/03 -- 10/31/03+   10/31/02 -- 10/31/03+
John P. Calamos                $   0                  $   0                  $    0
Nick P. Calamos                    0                      0                       0
Richard J. Dowen**             4,471                  3,055                  44,000
Weston W. Marsh                4,271                  2,855                  44,000
Joe F. Hanauer                 4,471                  3,055                  44,000
John E. Neal                   4,471                  3,055                  44,000
William R. Rybak               4,471                  3,055                  44,000
Stephen B. Timbers***              0                      0                       0

+ Includes fees deferred during the year pursuant to the deferred compensation plan described below. As of October 31, 2003, the value of Messrs. Dowen's and Neal's deferred compensation accounts were $39,479 and $80,580, respectively.

* For the periods shown, the Fund Complex includes Calamos Investment Trust, Calamos Advisors Trust and the Funds.

**  Resigned effective January 1, 2004.

*** Appointed trustee in March 2004.

      The Funds have adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" of CAM and has elected to participate in the Plan ("participating trustees") may defer receipt of all or a portion of his compensation from the Funds. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the trustee. The value of a trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the funds of Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal annual installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries.

      CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS. The Funds have entered into a Financial Accounting Services Agreement with CAM, effective as of March 30, 2004. CAM is indirectly owned by Messrs. John Calamos and Nick Calamos, who serve as trustees of the Funds. According to the terms of the Financial Accounting Services Agreement, CAM will provide certain accounting services to the Funds in consideration for fees based on the daily average net assets of the Funds.

      REQUIRED VOTE. The trustee of a Fund to represent the holders of preferred shares will be elected by the vote of a plurality of the preferred shares of the Fund present at the meeting, in person or by proxy. The trustee of a Fund to represent all shareholders will be elected by the vote of a plurality of all shares of the Fund present at the meeting, in person or by proxy. Each share is entitled to one vote, and one-third of the shares of each Fund entitled to vote is a quorum for that Fund.

BOARD RECOMMENDATION

      THE BOARD OF TRUSTEES OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE NOMINEES.

                                 OTHER MATTERS

      The board of trustees of each Fund knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

                       MORE INFORMATION ABOUT THE MEETING

      SHAREHOLDERS. At the record date, the Funds had the following numbers of shares issued and outstanding:

                       COMMON SHARES   PREFERRED SHARES
CHI                     44,481,278          15,360
CHY                     60,653,127          17,200

      At December 31, 2003, each trustee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) shares of the Funds and of all Funds in the Fund Complex having values within the indicated dollar ranges.

                                                         AGGREGATE DOLLAR
                                                      RANGE OF SHARES IN THE
TRUSTEE                     CHI             CHY            FUND COMPLEX
John P. Calamos        $10,001-50,000  Over $100,000      Over $100,000
Nick P. Calamos        $10,001-50,000      None           Over $100,000
Richard J. Dowen*           None           None           Over $100,000
Weston W. Marsh             None           None                None
Joe F. Hanauer              None           None           Over $100,000
John E. Neal           Over $100,000       None           Over $100,000
William R. Rybak         $1-$10,000     $1-$10,000       $50,001-100,000

* Resigned effective January 1, 2004.

      At March 31, 2004, each trustee, and the trustees and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934) shares of the Funds (or percentage of outstanding shares) as follows:

                         NUMBER OF COMMON         NUMBER OF COMMON
TRUSTEE                   SHARES OF CHI      %     SHARES OF CHY      %
John P. Calamos             6,000            *      5,000             *
Nick P. Calamos             2,000            *        0
Weston W. Marsh               0                       0
Joe F. Hanauer                0                       0
John E. Neal               17,000            *        0
William R. Rybak             497             *       597              *
Stephen B. Timbers            0                       0
Trustees and Officers      25,497            *      5,597             *
  as a group (12
  persons)

* Indicates less than 1%.

      At March 31, 2004, no trustee or officer held preferred shares of either Fund.

      At December 31, 2003, to the knowledge of each Fund, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding shares of the Fund.

      HOW PROXIES WILL BE VOTED. All proxies solicited by the board of trustees that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will not be counted as a vote FOR the proposal.

      HOW TO VOTE. Complete, sign and date the enclosed proxy card and return it in the enclosed envelope.

      EXPENSES. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Funds. The Funds may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Funds. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, CAM, the Funds' transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Funds to assist in proxy solicitations. Any costs associated with such additional solicitation are not anticipated to be significant.

      HOUSEHOLDING. The Funds reduce the number of duplicate shareholder reports and proxy statements your household receives by sending only one copy of those documents to those addresses shared by two or more accounts. Call the Funds at 1-800-582-6959 or write to the Funds at the address on page one of this proxy statement to request individual copies of shareholder reports and proxy statements. We will begin sending your household individual copies as soon as practicable after receiving your request.

      REVOKING A PROXY. At any time before it has been voted, you may revoke your proxy by: (1) sending a letter saying that you are revoking your proxy to the Secretary of the Funds at the Funds' offices located at 1111 East Warrenville Road, Naperville, Illinois 60563-1493; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

      QUORUM, VOTING AT THE MEETING, AND ADJOURNMENT. One-third of the shares of each Fund entitled to vote present in person or represented by proxy constitutes a quorum for electing the trustees of that Fund. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker nonvotes will be treated as shares that are present at the meeting but have not been voted.

      If a quorum is not present in person or by proxy at the meeting, or if a quorum is present at the meeting but not enough votes to approve a proposal are received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any proposal for adjournment for a Fund will require the vote of a majority of the shares of the Fund represented at the meeting in person or by proxy.

             SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

      Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Funds' trustees and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with the Fund(s) and reports of ownership and changes in ownership of the Funds' shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Those persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of those forms furnished to the Funds, the Funds believe that their trustees and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during the last fiscal year; however, the Funds determined that Ian J. McPheron and Nimish
S. Bhatt did not file their initial Form 3s for CHI and CHY on a timely basis. Additionally, William R. Rybak did not file a Form 4 for the acquisition of shares of CHI and CHY in December 2003 on a timely basis. To the knowledge of management of the Funds, no person owns beneficially more than 10% of a class of either Fund's equity securities.

                             AUDIT COMMITTEE REPORT

      The audit committee of the board of trustees of each Fund reviews the Fund's annual financial statements with both management and the independent auditors, and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls.

      Each audit committee, in discharging its duties, has met with and held discussions with management and the Fund's independent and internal auditors. The committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that the Fund's financial statements were prepared in accordance with generally accepted accounting principles.

      The audit committees have also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent auditors provided to the committees the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committees discussed with representatives of the independent auditors their firm's independence.

      Based on each audit committee's review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committees, the committee recommended that the board include the audited financial statements in the Fund's annual report.

                              INDEPENDENT AUDITORS

      Effective April 14, 2003, each Fund's audit committee selected Deloitte & Touche LLP ("D&T") as independent auditors to audit the books and records of the Fund for its fiscal year ending October 31, 2003. Also effective April 14, 2003, the audit committee of CHI requested that Ernst & Young LLP ("E&Y") resign as the auditors of CHI. The cessation of that relationship was based on the desire of the CHI Audit Committee to retain the same independent auditors as had been retained by CHY and to diversify the expertise provided to the funds within the Calamos fund complex, since other funds in the complex had engaged E&Y. E&Y's report on the financial statements of CHI for the past two years did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused it to make reference to that matter in connection with its report. A representative of D&T will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions.

                             AUDIT AND RELATED FEES

      AUDIT FEES. For professional services rendered with respect to the audits of the Funds' annual financial statements for their most recent fiscal years, CHI and CHY paid to D&T fees in the approximate amount of $14,250 and $14,250, respectively. CHI paid no fees to E&Y with respect to the audits of the Funds' annual financial statements for their most recent fiscal years.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The Funds, CAM and affiliates of CAM performing services for the Funds paid no fees to either D&T or E&Y during the Funds' most recent fiscal year for information systems design and implementation.

      ALL OTHER FEES. CHI and CHY paid fees to D&T during their most recent fiscal years for services other than those described above in the amount of approximately $35,750 and $46,750, respectively. CAM and its affiliates performing services for CHI and CHY paid no fees to D&T during the Funds' most recent fiscal years for services other than those described above. CHI paid no fees to E&Y during its most recent fiscal year for services other than those described above.

      The audit committee of each Fund has considered whether D&T's provision of services (other than audit services to the Fund) to the Fund, CAM and affiliates of CAM that provide services to the Fund is compatible with maintaining D&T's independence in performing audit services.

                                 ADMINISTRATORS

      CHI has entered into an administration agreement with Princeton Administrators, L.P., whose principal business address is 800 Scudders Mill Road, Plainsboro, New Jersey 08536. CHY has entered into an administration agreement with U.S. Bancorp Fund Services LLC, whose principal business address is P.O. Box 701, Milwaukee, Wisconsin 53201.

                           SHAREHOLDER COMMUNICATIONS

      Shareholders are able to send communications to the governance committees. Communications should be addressed to the Secretary of the Funds at their principal offices at 1111 East Warrenville Road, Naperville, Illinois 60563-1493. The Secretary will forward any communications received directly to the governance committees. The Funds do not have a policy with regard to trustee attendance at annual meetings. Messrs. John and Nick Calamos attended the 2003 annual meeting.

                             SHAREHOLDER PROPOSALS

      A shareholder proposal for consideration at the 2005 annual meeting of a Fund should be submitted in writing pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 to the Secretary of the Fund at 1111 East Warrenville Road, Naperville, Illinois 60563-1493, not later than January 7, 2005. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than March 18, 2005. Any proposal, shall be included in a written notice that includes the shareholder's name and address, the number of shares of the Fund(s) that the shareholder owns of record or beneficially, the dates on which those shares were acquired, and documentary support for a claim of beneficial ownership if the shares are registered in a different name. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to shareholders.

                                          By Order of the Board of Trustees
                                          of each Fund,

                                          James S. Hamman, Jr.
                                          Secretary

May 25, 2004

                                                                      APPENDIX A

                            CALAMOS INVESTMENT TRUST
                             CALAMOS ADVISORS TRUST
               CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
                    CALAMOS CONVERTIBLE AND HIGH INCOME FUND
                      CALAMOS STRATEGIC TOTAL RETURN FUND

                            AUDIT COMMITTEE CHARTER
             (adopted by the Boards of Trustees on March 12, 2004)

I. ORGANIZATION

      This charter has been adopted by the Board of Trustees (the "Board") of each of the Trusts named above (each referred to as the "Trust"). The members of the Audit Committee of each Board shall be appointed by such Board, which shall also designate a chair of the Audit Committee.

      The Audit Committee shall be comprised of three or more Board members, each of whom the Board has determined to be: (a) not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), (b) free of any relationship with the management of the Trust or its investment adviser (the "Adviser"), distributor or custodian, that, in the opinion of the Board, would interfere with the member's exercise of independent judgment as an Audit Committee member, (c) in compliance with the independence requirements of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission (the "SEC") rules adopted thereunder, and (d) for closed-end Trusts only, meet the independence requirements set forth in New York Stock Exchange listing standards.

      If an Audit Committee member serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee.

      The Board, in its business judgment, shall determine that each member of the Audit Committee is financially literate (or, in the case of a member who was not financially literate at the time of appointment to the Audit Committee, is expected to become financially literate within a reasonable time thereafter) and whether any member is an "audit committee financial expert," as defined by the SEC. At least one member shall have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs from time to time, at the expense of the Trust.

      Meetings of the Audit Committee shall be held at least two times annually and at such other times and at such places as may be determined by the Audit Committee. The chairman of the Audit Committee may call meetings of the Audit Committee at any time. A majority of the members of the Audit Committee shall constitute a quorum for purposes of transacting business at any meeting of the Audit Committee.

II. PURPOSES

      The purposes of the Audit Committee are to:

      A. Oversee the Trust's accounting and financial reporting policies and practices, its internal controls and, as appropriate in its judgment, the internal controls of certain service providers;

      B. Assist Board oversight of (i) the integrity of the Trust's financial statements, (ii) the Trust's compliance with legal and regulatory requirements, (iii) the independent auditors' qualifications and independence, and (iv) the performance of the independent auditors;

      C. Pre-approve the audit and non-audit services that the Trust's independent auditors provide to the Trust and certain non-audit services that the Trust's independent auditors may provide to the Adviser and its affiliates;

      D. Prepare an Audit Committee report as required by the SEC to be included in the annual proxy statement of any closed-end Trust; and

      E. Act as a liaison between the Trust's independent auditors and the Board.

      The function of the Audit Committee is oversight. It is the responsibility of management and the Trust's service providers to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out proper audits. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Trust or the Adviser and are not, and do not represent themselves to be, performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct field work or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Trust or the Adviser from which it receives information, (ii) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) representations made by management and the Trust's service providers as to any information technology, internal audit or other non-audit services provided by the Trust's auditors, the Adviser, the distributor, the custodian, any other Trust service provider or any entity in a control relationship with the Trust or the Adviser.

III. RESPONSIBILITIES

      The Audit Committee will:

      A. WITH RESPECT TO THE INDEPENDENT AUDITORS.

           1. Consistent with the requirements of the Investment Company Act and relevant state law, have the ultimate authority and responsibility to select (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement), evaluate and, where appropriate, replace the independent auditors; review the auditors' fees to determine whether such fees appear to be appropriate for the services rendered; and, review and evaluate the lead audit partner of the independent auditor and confirm the required rotation of all "audit partners" (as such term is defined by the SEC).

           2. Evaluate the qualifications and performance of the independent auditors (and their lead partner), including specific representations as to their organization, experience and material changes in their personnel.

           3. Obtain confirmation from the independent auditors regarding their independence (including, but not limited to, disclosures regarding the independent auditors' independence required by Independence Standards Board Standard No. 1), review the nature and scope of, and fees for, any management consulting services provided by the independent auditors to the Trust or the Adviser or any entity in a control relationship with the Adviser and recommend that the Board take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

           4. Approve a written engagement letter from the independent auditors regarding any audit engagement, which shall provide, among other things, that:

                a. The Audit Committee shall be directly responsible for the appointment, termination, compensation and oversight of the independent auditors.

                b. The independent auditors shall report directly to the Audit
                   Committee.

      B. SCOPE OF AUDIT. Meet with the independent auditors and management of the Trust to review the scope of the proposed audit for the current year and the audit procedures to be performed, including pre-approval of all audit services to be provided by the independent auditors of the Trust.

      C. PRE-APPROVAL OF NON-AUDIT SERVICES TO THE TRUST. Pre-approve, or adopt appropriate procedures to pre-approve, any engagement of the independent auditors to provide any audit or non-audit services to the Trust (other than the "prohibited non-audit services" set forth in Appendix A-I), including the fees and other compensation to be paid to the independent auditors. The chairman of the Audit Committee, or any committee member in his absence, may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the chairman at the next meeting of the Audit Committee.(1)

---------------
 (1) Pre-approval of non-audit services for the Trust is waived, if:

    a. the services were not recognized by management at the time of the engagement as non-audit services;

    b. the aggregate fees for all non-audit services provided to the Trust are less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; and

    c. such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

      D. PRE-APPROVAL OF NON-AUDIT SERVICES TO THE ADVISER AND ITS
         AFFILIATES. Pre-approve, or adopt appropriate procedures to pre-approve, any engagement of the independent auditors to provide any audit or non-audit services to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust if the engagement relates directly to the operations or financial reporting of the Trust, including the fees and other compensation to be paid to the independent auditors. The chairman of the Audit Committee, or any committee member in his absence, may grant such pre-approval. Any such delegated pre-approval shall be reported to the Audit Committee by the chairman at the next meeting of the Audit Committee. (2)

      E. DISAGREEMENTS WITH RESPECT TO FINANCIAL REPORTING. Resolve disagreements between management and the independent auditors regarding financial reporting for the Trust.

      F. AUDIT RESULTS. Meet with the independent auditors and management of the Trust at the conclusion of the audit to review the results of the audit, including:

           1. The independent auditors' audit of the Trust's annual financial statements, including notes thereto and the auditors' report thereon, and any significant audit findings.

           2. The independent auditors' comments regarding any significant estimates by management.

---------------
 (2) Pre-approval of non-audit services to the Adviser or an affiliate of the Adviser is not required if:

    a. the services were not recognized by management at the time of the engagement as non-audit services;

    b. the aggregate fees for all non-audit services provided to the Adviser and all entities controlling, controlled by or under common control with the Adviser are less than 5% of the total fees for non-audit services requiring pre-approval under Section IIIC or D of this Charter paid by the Trust, the Adviser and all such other entities to its independent auditors during the fiscal year in which the non- audit services are provided; and

    c. such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them prior to the completion of the audit.

           3. The independent auditors' judgments about the quality of, and the adequacy of disclosures in, the Trust's financial statements in relation to generally accepted accounting principles.

           4. The independent auditor's reports describing (i) the Trust's critical accounting policies and practices to be used in the audit, (ii) the details of all alternative treatments of financial information within generally accepted accounting principles discussed with management, including the ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor, and (iii) all material written communications between the independent auditor and management.

           5. Any significant difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management.

           6. Any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Trust.

           7. Any significant changes to the scope of the audit or the audit plan as previously approved by the Audit Committee.

           8. Any other matters related to the conduct of the audit that are to be communicated to the Audit Committee under generally accepted auditing standards, including, but not limited to, the matters required to be discussed by Statements on Auditing Standards Nos. 61 (Communications with Audit Committees), 89 (Audit Adjustments) and 90 (Audit Committee Communications).

           9. Any other comments or recommendations of the independent auditors.

      G. FINANCIAL STATEMENTS. For any closed-end Trust only, review with management of the Trust and the independent auditors, the Trust's audited financial statements, and recommend to the Board, if appropriate, that the audited financial statements be included in the Trust's annual report to shareholders required by Section 30(e) of the Investment Company Act and Rule 30d-1 thereunder.

      H. INTERNAL CONTROLS OF TRUST. Review at least annually with the independent auditors and management of the Trust the adequacy and effectiveness of the Trust's internal controls and elicit any recommendations for improving the internal controls or particular areas where new or more detailed controls or procedures may be desirable.

      I. INTERNAL CONTROLS OF CUSTODIAN. Review with the independent auditors and management of the Trust the adequacy and effectiveness of internal controls of the Trust's custodian, including significant comments on such controls by auditors of the custodian.

      J. EVALUATION OF ACCOUNTING FUNCTION. Meet with the independent auditors, without management of the Trust present, to review the independent auditors' evaluation for the Trust's accounting policies and financial disclosure practices, the efficiency and effectiveness of the personnel responsible for the Trust's accounting and financial affairs, the cooperation that the independent auditors received during the course of the audit, and such other matters as the Audit Committee considers appropriate.

      K. MEETING WITH MANAGEMENT. Meet separately with management of the Trust as necessary to:

           1. Obtain confirmation that all required disclosures in the financial statements have been made.

           2. Obtain confirmation regarding the Trust's continued qualification as regulated investment companies under the Internal Revenue Code and their status regarding federal excise taxes.

           3. Discuss management's assessment of the independent auditors.

           4. Discuss the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself.

           5. Discuss (including with any relevant service providers) the semi-annual financial statements at the next Audit Committee meeting following their issuance.

           6. Discuss other matters that fall within the purview of the Audit Committee.

      L. RISK POLICIES. Review and discuss the Trust's most significant financial risk exposures and the guidelines and policies governing the process by which the Adviser and other relevant service providers assess and manage the Trust's exposure to risk.

      M. PRESS RELEASES. For any closed-end Trust only, discuss press releases to the extent they are related to financial information.

      N. LEGAL AND REGULATORY DEVELOPMENTS. Review legal and regulatory matters brought to the Audit Committee's attention that may have a material effect on the financial statements of the Trust, the related compliance policies and programs of the Trust, any inspection or compliance report submitted by a regulator to the Trust or to the Adviser and any response to such report.

      O. COMPLAINT PROCEDURES. Establish procedures for the receipt, retention and treatment of complaints received by the Trust or the Adviser regarding accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by Trust or Adviser employees, or any provider of accounting related services for the Trust, of concerns regarding questionable accounting or auditing matters.

      P. HIRING POLICIES. Establish policies for hiring employees or former employees of the independent auditors by the Trust or the Adviser, or any entity in a control relationship with the Trust or the Adviser.

      Q. EVALUATION OF AUDIT COMMITTEE. Conduct an annual performance evaluation of the Audit Committee.

      R. ANNUAL WRITTEN STATEMENT. The Audit Committee shall obtain and review at least annually a report by the independent auditors describing:

           1. The independent auditors' internal quality-control procedures.

           2. Any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

           3. All relationships between the independent auditors and the Trust or the Adviser (the description of relationships should include a description of the non-audit services and corresponding fees that were not pre-approved by the Audit Committee).

      S. CHARTER. Review the Audit Committee charter annually and recommend any proposed changes to the Board.

      T. MINUTES AND REPORTS TO BOARD. Maintain minutes or other records of its meetings and activities and report to the Board as to the results of its meetings and activities and whether it has fulfilled the fulfillment of its responsibilities in compliance with this charter.

      U. OUTSIDE ADVISORS. Obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties; receive appropriate funding, as determined by the Audit Committee, from the Trust for payment of compensation to the outside legal, accounting or other advisors employed by the Audit Committee.

Although the Audit Committee has the responsibilities set forth in this charter, except as expressly set forth in this charter, it is not the duty of the Audit Committee to: (a) plan or conduct audits; (b) determine that the financial statements of the Trust are complete, accurate or in accordance with generally accepted accounting principles; (c) conduct investigations; or (d) assure compliance with laws, regulations or policies of the Trust.

                                                                    APPENDIX A-I

                         PROHIBITED NON-AUDIT SERVICES

      The independent auditors shall not perform any of the following non-audit services for the Trust ("prohibited non-audit services"):

      a. bookkeeping or other services related to the accounting records or financial statements of the Trust;

      b. financial information systems design and implementation;

      c. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

      d. actuarial services;

      e. internal audit outsourcing services;

      f.  management functions or human resources;

      g. broker or dealer, investment adviser, or investment banking services;

      h. legal services and expert services unrelated to the audit; and

      i. any other services that the Public Company Accounting Oversight Board determines are impermissible.

                                      A-I-1

                                                                      APPENDIX B

                             CALAMOS ADVISORS TRUST
                            CALAMOS INVESTMENT TRUST
               CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND
                    CALAMOS CONVERTIBLE AND HIGH INCOME FUND
                      CALAMOS STRATEGIC TOTAL RETURN FUND

                          GOVERNANCE COMMITTEE CHARTER
             (adopted by the Boards of Trustees on March 12, 2004)

I.   ORGANIZATION

      This charter has been adopted by the Board of Trustees (the "Board") of each of the Trusts named above (each referred to as a "Trust"). The members of the Governance Committee of each Board shall be appointed by such Board, which shall also designate a chair of the Governance Committee. The Governance Committee shall be comprised of three or more Trustees, each of whom is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

II.  OBJECTIVES

      The Governance Committee shall oversee the independence and effective functioning of the Board and shall endeavor to be informed about good practices for mutual fund boards.

III. RESPONSIBILITIES

      In fulfilling those objectives:

      - BOARD COMPOSITION. The Governance Committee shall identify individuals qualified to become Board members, consistent with the criteria approved by the Board and set forth in Appendix B-I, and, for the closed-end Trusts only, recommend that the Board select Trustee nominees for the next annual shareholder meeting.(1) The Governance Committee has the sole authority to retain and terminate a third party to identify Trustee candidates,

---------------
(1) Candidates for election as non-interested Trustees must be nominated by the non- interested Trustees and selected by a vote of a majority of the incumbent non- interested Trustees. The Board may change the size of the Board (subject to a minimum of three and a maximum of 15 members) and may fill vacancies on the Board so long as at least two-thirds of the Trustees then holding office have been elected by the shareholders.

    including the authority to approve the fees and retention terms of the third party;

      - BOARD COMMITTEES. The Governance Committee shall make recommendations to the Board at least annually regarding committees of the Board and committee assignments. The Governance Committee shall also periodically review and make recommendations to the Board regarding the qualifications for committee membership, the structure and operations of the committees and the authority to delegate to subcommittees or to individual committee members;

      - TRUSTEE EDUCATION. The Governance Committee shall oversee the process for orientation of new non-interested Trustees and ongoing education of non-interested Trustees;

      - EVALUATION. The Governance Committee shall oversee the process for evaluating the functioning of the Board and shall conduct an annual performance evaluation of the Governance Committee;

      - TRUSTEE COMPENSATION. The Governance Committee shall make recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Trusts;

      - LEGAL COUNSEL. The Governance Committee shall monitor the performance of legal counsel to the Trusts and to the non-interested Trustees and make recommendations to the non-interested Trustees regarding the selection of independent counsel for the independent Trustees;

      - REVIEW OF CHARTER. The Governance Committee shall review this charter at least annually and recommend to the full Board any changes; and

      - RECOMMENDATION OF CANDIDATES. The Governance Committee will consider recommendations regarding candidates for election as Trustees of any Trust submitted by any Trustee, or the investment adviser. The Governance Committee shall not give preferential consideration to any recommended candidate based on the source of the recommendation.

                                                                    APPENDIX B-I

     STATEMENT OF COMPETENCIES AND PERSONAL ATTRIBUTES OF BOARD CANDIDATES

      1. REPRESENTATION OF SHAREHOLDERS: Clearly recognizes the role of Trustees to represent the interests of shareholders. Understands the difference between the function of the Board and that of management.

      2. JUDGMENT AND KNOWLEDGE: Demonstrates judgment in the ability to assess strategy, business plans, evaluation of service providers, and other key issues. Is sufficiently informed and knowledgeable to contribute effectively to the Board's monitoring responsibilities. Makes individual expertise available to the Board.

      3. MEANINGFUL PARTICIPATION: Is comfortable being an active, inquiring participant. Participates in Board process in a meaningful way. Has confidence and willingness to express ideas and engage in constructive discussion. Actively participates in decision-making and is willing to make tough decisions. Is diligent and faithful in attending Board and committee meetings.

      4. COMMUNICATIONS: Communicates freely with other Board members. Is willing to challenge fellow Trustees. Asks insightful questions and raises thought provoking perspectives. Is willing to hold management accountable for performance and results. Is mindful not to get overly involved in operational details and the management process. Finds the proper balance between dominating the deliberations and making no contribution at all. Is a team player; works well with other Trustees even if not necessarily sharing their views. Listens with an open mind.

      5. VISION AND LEADERSHIP: Is oriented toward the future, and sensitive to future direction of industry. Fulfills legal and fiduciary responsibilities. Is open, honest, and direct. Makes appropriate time commitment for Board service. Has no conflict of interest that the Governance Committee determines would impair the candidate's ability to serve on the Board.

                                      B-I-1

--------------------------------------------------------------------------------

PROXY         CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND       VOTE TODAY




                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE ANNUAL MEETING OF SHAREHOLDERS - JUNE 25, 2004


The undersigned holder of common shares appoints John P. Calamos and James S. Hamman, Jr., or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of shareholders of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND to be held on June 25, 2004 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.



(Continued and to be signed on the reverse side)

         CHANGE OF ADDRESS


-----------------------------------                 CALAMOS
                                                    P.O. BOX 11068
-----------------------------------                 NEW YORK, N.Y. 10203-0068

-----------------------------------

--------------------------------------------------------------------------------

                                                        \/ DETACH PROXY CARD HERE \/

------------------------------------------------------------------------------------------------------------------------------------


PLEASE VOTE, SIGN, DATE                           [X]
AND RETURN THIS PROXY
CARD PROMPTLY USING THE                VOTES MUST BE INDICATED
ENCLOSED ENVELOPE.                     (X) IN BLACK OR BLUE INK.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN AND, ABSENT DIRECTION, WILL BE VOTED "FOR" THE NOMINEE.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEE BELOW.
1. Election of trustees:


  FOR          WITHHOLD
NOMINEE

  [ ]            [ ]

Nominee: Nick P. Calamos

                                                                                  CHECK HERE IF YOU PLAN TO ATTEND THE MEETING   [ ]
-----------------------------------------------------------
                                                                                  To change your address, please mark this box.  [ ]

                                                                                  To include any comments, please mark this box. [ ]





                                                                           --------------------------

                                                                           SCAN LINE

                                                                           --------------------------

                                                                    Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.




                                  --------------------------------------------     -----------------------------------------
                                   Date          Share Owner sign here             Co-Owner sign here

------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

PROXY         CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND       VOTE TODAY



                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
               THE ANNUAL MEETING OF SHAREHOLDERS - JUNE 25, 2004


The undersigned holder of preferred shares appoints John P. Calamos and James S. Hamman, Jr., or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the annual meeting of shareholders of CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND to be held on June 25, 2004 and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.



(Continued and to be signed on the reverse side)

         CHANGE OF ADDRESS


-----------------------------------                 CALAMOS
                                                    P.O. BOX 11068
-----------------------------------                 NEW YORK, N.Y. 10203-0068

-----------------------------------

--------------------------------------------------------------------------------

                                                        \/ DETACH PROXY CARD HERE \/

------------------------------------------------------------------------------------------------------------------------------------


PLEASE VOTE, SIGN, DATE                           [X]
AND RETURN THIS PROXY
CARD PROMPTLY USING THE                VOTES MUST BE INDICATED
ENCLOSED ENVELOPE.                     (X) IN BLACK OR BLUE INK.



THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
HEREIN AND, ABSENT DIRECTION, WILL BE VOTED "FOR" THE NOMINEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR ALL" NOMINEES BELOW.
1. Election of trustees:


  FOR          WITHHOLD       FOR ALL
  ALL            ALL          EXCEPT

  [ ]            [ ]           [ ]

Nominees: (01) Nick P. Calamos and (02) Stephen B. Timbers

                                                                                  CHECK HERE IF YOU PLAN TO ATTEND THE MEETING   [ ]
-----------------------------------------------------------
                                                                                  To change your address, please mark this box.  [ ]
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR EITHER NOMINEE,
MARK THE "FOR ALL EXCEPT" BOX AND WRITE THAT NOMINEE'S NAME IN                    To include any comments, please mark this box. [ ]
THE SPACE PROVIDED ABOVE.)






                                                                           --------------------------

                                                                           SCAN LINE

                                                                           --------------------------

                                                                    Please sign exactly as your name appears. If acting as attorney, executor, trustee, or in representative capacity, sign name and indicate title.




                                  --------------------------------------------     -----------------------------------------
                                   Date          Share Owner sign here             Co-Owner sign here

------------------------------------------------------------------------------------------------------------------------------------

